UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026

SailPoint, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42522	88-2001765
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11120 Four Points Drive, Suite 100     78726
Austin, Texas             (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 346-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SAIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2026, SailPoint, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 6, 2026, the record date for the Annual Meeting, 567,223,431 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below.

Proposal 1 – Election of Directors to the Board

Each of the following persons was duly elected by the Company’s stockholders as a Class I director of the Company’s Board of Directors (the “Board”) for the term expiring in 2029, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William Bock	507,509,417	17,665,559	23,697,705
Sacha May	509,286,722	15,888,254	23,697,705
Mark McClain	510,042,793	15,132,183	23,697,705
Proposal 2 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm
The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027 was ratified by the stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstained
548,703,054	146,640	22,987
Proposal 3 – Advisory Vote on our Named Executive Officer Compensation
The stockholders approved, on a non-binding, advisory basis, our named executive officer compensation, with votes as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
511,952,321	13,202,220	20,435	23,697,705
Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on our Named Executive Officer Compensation
The stockholders approved, on a non-binding, advisory basis, the frequency of future advisory votes on our named executive officer compensation of every one year, with votes as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
524,452,636	17,254	691,693	13,393	23,697,705
In accordance with the voting results for this proposal, the Board has determined that an advisory vote to approve named executive officer compensation will be conducted every year until the next stockholder advisory vote on the frequency of future advisory votes on named executive officer compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAILPOINT, INC.

Date: June 10, 2026	By:	/s/ Chris Schmitt
	Name:	Chris Schmitt
	Title:	Executive Vice President, General Counsel, and Secretary